Dreyfus Balanced Fund, Inc.

ANNUAL REPORT August 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            18   Statement of Financial Futures

                            19   Statement of Securities Sold Short

                            20   Statement of Assets and Liabilities

                            21   Statement of Operations

                            22   Statement of Changes in Net Assets

                            23   Financial Highlights

                            24   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                    Dreyfus Balanced Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Balanced Fund, Inc. covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Balanced Fund, Inc. perform relative to its benchmark?

For the 12-month period ended August 31, 2001, Dreyfus Balanced Fund produced a total return of -7.87% .(1) This compares with the performance of the fund's Customized Blended Index, which produced a total return of -9.68%. The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which comprised 60% of our blended index, provided a total return of -24.38% for the 12 months ended August 31, 2001.(2) The Lehman Brothers Aggregate Bond Index, which comprised 40% of our blended index, produced a total return of 12.35% for the same period.(3)

We attribute the fund' s performance to a variety of successful investment decisions within the equity portion of the portfolio, which somewhat offset the effects of a negative market environment for most equities. These decisions enabled the fund to perform more strongly than its benchmark. The fund's fixed-income investments performed on a par with its fixed-income benchmark, which further counterbalanced the impact of a downdraft in equities.

What is the fund's investment approach?

On the equity side, the fund employs a value-oriented, bottom-up approach and invests primarily in mid- and large-size companies that we believe have above-average growth potential and are attractively valued relative to the market in general. While our current investment universe generally consists of companies with market capitalizations of $1 billion or greater at the time of purchase, we have currently tended to concentrate somewhat more heavily on stocks with market capitalizations of $5 billion or greater at the time of purchase.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

On  the  fixed-income  side, the fund invests in a broad mix of debt instruments
including   corporate   bonds,  mortgage-  and  asset-backed  securities,  U.S.
Treasuries and U.S. government agency bonds, as well as commercial mortgage-backed securities. The fixed-income portion of the fund also includes cash and cash equivalents.

The fund's asset allocation parameters provide the portfolio management team with the flexibility to respond to changing investment environments and to take advantage of a wide range of investment opportunities. The fund's equities allocation may range from 40% to 75%, and its fixed-income allocation may range from 25% to 60%. Typically, the fund's benchmark allocation will approximate 60% in equity investments and 40% in fixed-income investments. Of course, the fund's portfolio allocation could vary depending upon market and other conditions. Under adverse market conditions, the fund may invest up to 100% of its assets in cash and cash equivalents, including money market instruments.

What other factors influenced the fund's performance?

U.S. economic performance slowed throughout the reporting period, causing a wide range of companies to post disappointing earnings and to warn of additional future disappointments. Technology stocks were among the hardest hit. However, we had already reduced the fund's technology holdings early in 2000 because technology valuations had climbed beyond levels we considered reasonable, as gauged by our investment discipline. The fund's remaining technology stocks performed relatively well in a difficult environment, delivering better results than the technology component of the S&P 500 Index.

As growth stocks waned, traditionally defensive stocks in industry groups such as utilities and health care showed greater strength. The fund benefited from our decisions to allocate a relatively large percentage of assets to these sectors and from our success in choosing individual stocks that performed relatively well. On the other hand, the fund's performance suffered slightly from weak performance relative to the benchmark in energy, transportation and consumer staples.


The fund' s bond portfolio shared in the strength of the bond market during the period, outperforming its bond benchmark in some areas and underperforming in others. Relatively light exposure to U.S. Treasury securities hurt, as did relatively heavy exposure to high yield bonds, in which the fund began investing in June 2001. That' s because investors bid up the prices of the safest, most conservative investments in light of economic uncertainty at the expense of higher yielding corporate securities. On the other hand, returns benefited in the second half of the reporting period from our decision to emphasize mortgage-backed securities.

What is the fund's current strategy?

As of August 31, 2001, the fund's equity positions remained closely in line with those of the S&P 500 Index, with slightly greater emphasis than the benchmark in technology and financial stocks. On the fixed-income side, we increased the fund' s exposure to U.S. Treasury securities while reducing our exposure to mortgage-backed securities. Our allocation of assets between equities and bonds placed slightly greater emphasis on equities than the fund's Customized Blended Index in light of attractive valuations in many areas of the equities market.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Balanced Fund,
Inc. with the Standard & Poor's 500 Composite Stock Price Index, the Lehman
Brothers Aggregate Bond Index, and the Customized Blended Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/01

                                                                Inception                                                From
                                                                  Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             9/30/92           (7.87)%             9.00%             9.57%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BALANCED FUND, INC. ON 9/30/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THREE DIFFERENT INDEXES: (1) THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, (2) THE LEHMAN BROTHERS AGGREGATE BOND INDEX, AND (3) THE CUSTOMIZED BLENDED INDEX. THE CUSTOMIZED BLENDED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE CUSTOMIZED BLENDED INDEX IS COMPOSED OF STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, 60%, AND LEHMAN BROTHERS AGGREGATE BOND INDEX, 40%. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



6

STATEMENT OF INVESTMENTS

August 31, 2001

COMMON STOCKS--65.3%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERICAL SERVICES--1.5%

CDW Computer Centers                                                                             11,000  (a)             448,800

Lamar Advertising                                                                                11,500  (a)             369,150

McGraw-Hill Cos.                                                                                 36,000                2,133,000

                                                                                                                       2,950,950

CONSUMER NON-DURABLES--3.4%

Intimate Brands                                                                                  23,000                  316,480

Kimberly-Clark                                                                                    8,400                  521,220

Kraft Foods, Cl. A                                                                               75,200                2,425,200

Philip Morris Cos.                                                                               33,000                1,564,200

Procter & Gamble                                                                                 11,100                  823,065

UST                                                                                              29,000                  957,000

                                                                                                                       6,607,165

CONSUMER SERVICES--2.9%

Cablevision Systems, Cl. A                                                                       11,000  (a)             513,700

Carnival                                                                                         36,000                1,126,080

Clear Channel Communications                                                                     16,520  (a)             830,460

EchoStar Communications, Cl. A                                                                   23,800  (a)             670,208

USA Networks                                                                                     30,000  (a)             694,800

Viacom, Cl. B                                                                                    41,365  (a)           1,753,876

                                                                                                                       5,589,124

ELECTRONIC TECHNOLOGY--9.9%

Altera                                                                                           18,000  (a)             511,200

American Tower, Cl. A                                                                            75,600  (a)           1,093,932

Amkor Technology                                                                                 33,000  (a)             540,540

Analog Devices                                                                                   21,000  (a)           1,003,380

Applied Materials                                                                                 9,000  (a)             387,810

Compaq Computer                                                                                  55,100                  680,485

Dell Computer                                                                                    30,000  (a)             641,400

Gateway                                                                                          39,400  (a)             353,418

General Dynamics                                                                                  8,000                  631,680

Hewlett-Packard                                                                                  17,200                  399,212

Intel                                                                                            72,200                2,018,712

International Business Machines                                                                  31,000                3,100,000

Jabil Circuit                                                                                    29,000  (a)             670,190

KLA-Tencor                                                                                       14,000  (a)             687,960

                                                                                                                         The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Lam Research                                                                                     18,000  (a)             509,580

LSI Logic                                                                                        42,000  (a)             850,500

Micron Technology                                                                                32,000  (a)           1,203,520

Motorola                                                                                         27,800                  483,720

National Semiconductor                                                                           14,400  (a)             475,920

Novellus Systems                                                                                 13,600  (a)             602,616

Raytheon                                                                                         23,000                  604,670

Teradyne                                                                                         25,000  (a)             819,500

Texas Instruments                                                                                18,000                  595,800

United Technologies                                                                               7,400                  506,160

                                                                                                                      19,371,905

ENERGY MINERALS--4.4%

Anadarko Petroleum                                                                               39,000                2,018,250

Conoco, Cl. A                                                                                    17,000                  504,050

Exxon Mobil                                                                                      64,576                2,592,726

Ocean Energy                                                                                     48,000                  904,800

Royal Dutch Petroleum, ADR                                                                       13,700                  775,831

Santa Fe International                                                                           16,200                  409,860

Texaco                                                                                           11,500                  800,975

XTO Energy                                                                                       45,000                  634,500

                                                                                                                       8,640,992

FINANCE--14.3%

Allstate                                                                                         43,000                1,458,990

American Express                                                                                 17,900                  651,918

American International Group                                                                     44,352                3,468,306

Bank of America                                                                                  15,300                  940,950

Bank of New York                                                                                 28,000                1,111,600

Citigroup                                                                                       106,733                4,883,035

Federal Home Loan Mortgage                                                                       32,000                2,012,160

Federal National Mortgage Association                                                            24,600                1,874,766

FleetBoston Financial                                                                            26,600                  979,678

Goldman Sachs Group                                                                               8,200                  656,820

Hartford Financial Services Group                                                                 7,000                  453,600

Household International                                                                          18,900                1,116,990

Instinet Group                                                                                    9,000  (a)             106,290

8

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

John Hancock Financial Services                                                                  19,600                  783,020

J.P. Morgan Chase & Co.                                                                          28,920                1,139,448

MBNA                                                                                             18,000                  625,680

Mercury General                                                                                  12,000                  471,600

Morgan Stanley Dean Witter & Co.                                                                 33,600                1,792,560

RenaissanceRe Holdings                                                                            7,000                  499,450

Washington Mutual                                                                                19,500                  730,080

Wells Fargo                                                                                      47,000                2,162,470

                                                                                                                      27,919,411

HEALTH SERVICES--1.9%

HCA-Healthcare                                                                                   32,800                1,500,272

Healthsouth                                                                                      90,000  (a)           1,627,200

Wellpoint Health Networks                                                                         5,000  (a)             532,400

                                                                                                                       3,659,872

HEALTH TECHNOLOGY--6.1%

Abbott Laboratories                                                                              20,000                  994,000

American Home Products                                                                           24,500                1,372,000

Baxter International                                                                             16,000                  825,600

Bristol-Myers Squibb                                                                             34,900                1,959,286

Johnson & Johnson                                                                                32,200                1,697,262

Merck & Co.                                                                                      35,400                2,304,540

Pfizer                                                                                           34,000                1,302,540

Pharmacia                                                                                         8,683                  343,847

Teva Pharmaceutical Industries, ADR                                                               9,000                  639,900

Zimmer Holdings                                                                                  14,490  (a)             394,128

                                                                                                                      11,833,103

INDUSTRIAL SERVICES--.5%

Schlumberger                                                                                     20,200                  989,800

NON-ENERGY MINERALS--.3%

Alcoa                                                                                            17,000                  648,040

PROCESS INDUSTRIES--1.5%

Dow Chemical                                                                                     23,000                  806,380

International Paper                                                                              18,000                  722,160

Monsanto                                                                                         44,300                1,511,073

                                                                                                                       3,039,613

                                                                                                                        The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--3.7%

Emerson Electric                                                                                  7,000                  375,200

General Electric                                                                                 93,000                3,811,140

Masco                                                                                            49,200                1,270,344

Tyco International                                                                               33,700                1,750,715

                                                                                                                       7,207,399

RETAIL TRADE--2.9%

Gap                                                                                              16,000                  314,400

Lowe's Cos.                                                                                      15,200                  565,440

May Department Stores                                                                            20,600                  693,190

Target                                                                                           46,600                1,614,690

Tiffany & Co.                                                                                    17,000                  529,550

TJX Cos.                                                                                         53,400                1,874,340

                                                                                                                       5,591,610

TECHNOLOGY SERVICES--6.6%

Accenture, Cl. A                                                                                 25,500  (a)             379,950

Adobe Systems                                                                                    12,000                  403,320

AOL Time Warner                                                                                  39,500  (a)           1,475,325

Avaya                                                                                            25,583  (a)             290,623

Charter Communications, Cl. A                                                                    79,000  (a)           1,595,800

Computer Associates International                                                                51,900                1,611,495

Computer Sciences                                                                                20,600  (a)             774,560

Electronic Data Systems                                                                          34,500                2,034,810

Microsoft                                                                                        62,000  (a)           3,537,100

SunGard Data Systems                                                                             32,000  (a)             756,800

                                                                                                                      12,859,783

TRANSPORTATION--.6%

Norfolk Southern                                                                                 12,000                  223,440

Southwest Airlines                                                                               51,000                  912,390

                                                                                                                       1,135,830

UTILITIES--4.7%

AES                                                                                              19,000  (a)             629,280

AT&T                                                                                             23,400                  445,536

AT&T-Liberty Media Group, Cl. A                                                                  60,000  (a)             912,000

Allegheny Energy                                                                                  9,300                  409,944

Aquila                                                                                            6,900  (a)             179,745

BellSouth                                                                                        11,000                  410,300

Duke Energy                                                                                      34,000                1,336,540

10

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Exelon                                                                                           12,000                  655,200

NEXTEL Communications, Cl. A                                                                     41,000  (a)             495,280

SBC Communications                                                                               36,400                1,489,124

TXU                                                                                              18,000                  854,640

Verizon Communications                                                                           26,096                1,304,800

                                                                                                                       9,122,389

WIRELESS TELECOMMUNICATIONS--.1%

AT&T Wireless Services                                                                            7,530  (a)             116,715

TOTAL COMMON STOCKS

   (cost $120,382,723)                                                                                               127,283,701
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.6%
------------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS--.1%

Exco Resources,

   Cum. Conv., $1.05                                                                             14,465                  246,628

TELECOMMUNICATIONS--.5%

Centaur Funding,

   Cum., $9.80                                                                                    1,000  (b)           1,095,830

TOTAL PREFERRED STOCKS

   (cost $1,357,674)                                                                                                   1,342,458
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
BONDS AND NOTES--33.0%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE--.8%

Goodrich (BF), Notes,

   7%, 4/15/2038                                                                              1,753,000                1,554,096

APPAREL--.1%

Levi Strauss & Co., Notes,

   6.80%, 11/1/2003                                                                             142,000                  125,670

AUTOMOTIVE--.7%

Ford Motor, Notes,

   7.45%, 7/16/2031                                                                           1,447,000                1,430,407

AUTO PARTS--0%

Hayes Lemmerz International, Notes,

   11.875%, 6/15/2006                                                                            87,000  (b)              81,780

CABLE TELEVISION--.1%

Charter Communications Holdings, Sr. Discount Notes,

   0/11.75%, 5/15/2011                                                                          441,000  (b,g)           266,805


                                                                                                                       The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS--.1%

Lyondell Chemical, Ser. A, Notes,

   9.625%, 5/1/2007                                                                             168,000                  171,780

CONSUMER--0%

Pilgrim's Pride, Notes,

   9.625%, 9/15/2011                                                                             56,000                   57,750

CONSUMER NON-DURABLES--.1%

Armkel Finance, Sr.Sub.Notes,

   9.50%, 8/15/2009                                                                             184,000  (b)             189,520

COMPUTER SERVICES--.2%

Computer Sciences, Notes,

   6.75%, 6/15/2006                                                                             372,000                   383,497

ELECTRONIC TECHNOLOGY--0%

Amkor Technology, Sr. Notes,

   9.25%, 2/15/2008                                                                             110,000  (b)              96,800

ENGINES & EQUIPMENT--.1%

Briggs & Stratton, Sr. Notes,

   8.875%, 3/15/2011                                                                            135,000  (b)             137,700

ENVIRONMENTAL--.1%

Allied Waste North American, Ser. B, Notes,

   10%, 8/1/2009                                                                                186,000                  195,300

FINANCIAL--2.4%

Abbey National Capital Trust I, Bonds,

   8.963%, 6/30/2030                                                                          1,237,000                1,423,058

Case Credit, Notes,

   6.125%, 2/15/2003                                                                             49,000                   46,647

Dresdner Funding Trust I, Bonds,

   8.151%, 6/30/2031                                                                            539,000  (b)             582,324

HSBC Capital Funding, Notes,

   10.176%, 6/30/2030                                                                           644,000                  822,911

ING Capital Funding Trust III, Bonds,

   8.439%, 12/31/2010                                                                           436,000                  480,824

Royal Bank of Scotland Group, Bonds,

   7.648%, 9/30/2031                                                                            755,000                  765,554

Tiers Trust MIR 2001, Notes,

   7.20%, 6/15/2004                                                                             505,000  (b)             511,225

                                                                                                                       4,632,543

FOREIGN--.4%

Federative Republic of Brazil, Bonds,

   8%, 4/15/2014                                                                                391,588                  283,902


12

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Federative Republic of Brazil, Unsub. Deb.,

   11%, 8/17/2040                                                                               742,000                  534,611

                                                                                                                         818,513

HOTELS & MOTELS--.2%

Hilton Hotels, Notes,

   7.625%, 5/15/2008                                                                            339,000                  340,908

INDUSTRIAL--.2%

Hexcel, Sr. Sub. Notes:

   9.75%, 1/15/2009                                                                              38,000                   36,670

   9.75%, 1/15/2009                                                                              49,000  (b)              47,285

Neenah, Sr. Sub. Notes:

   Ser. B, 11.125%, 5/1/2007                                                                    253,000                  164,450

   Ser. D, 11.125%, 5/1/2007                                                                     81,000                   52,650

                                                                                                                         301,055

INSURANCE--.6%

Conseco, Notes:

   8.75%, 2/9/2004                                                                              102,000                   91,290

   6.80%, 6/15/2005                                                                             280,000                  238,000

Mercury General, Sr. Notes,

   7.25%, 8/15/2011                                                                             691,000                  703,109

Pxre Capital Trust I, Bonds,

   8.85%, 2/1/2027                                                                              170,000                  131,852

                                                                                                                       1,164,251

MACHINERY--.3%

Case, Ser.B. Notes,

   6.25%, 12/1/2003                                                                             429,000                  387,888

Terex, Notes:

   Ser. D, 8.875%, 4/1/2008                                                                      24,000                   23,520

   8.875%, 4/1/2008                                                                             136,000                  133,280

                                                                                                                         544,688

METALS--.4%

Phelps Dodge, Sr. Notes,

   9.50%, 6/1/2031                                                                              811,000                  826,676

OIL & GAS--.3%

Dresser, Sr. Sub. Notes,

   9.375%, 4/15/2011                                                                             93,000  (b)              95,790

Hanover Equipment Trust 2001, Notes:

   Ser. A, 8.50%, 9/1/2008                                                                       38,000  (b)              39,235

   Ser. B, 8.75%, 9/1/2011                                                                       56,000  (b)              57,540


                                                                                                                       The Fund 13

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

Ocean Energy, Bonds,

   Ser. B, 8.375%, 7/1/2008                                                                     391,000                  411,528

                                                                                                                         604,093

PAPER & RELATED PRODUCTS--.5%

Georgia Pacific Group, Notes:

   7.50%, 5/15/2006                                                                             130,000                  133,938

   8.875%, 5/15/2031                                                                            374,000                  395,014

Rock-Tenn, Sr. Notes,

   8.20%, 8/15/2011                                                                             373,000                  380,309

                                                                                                                         909,261

PHARMACEUTICALS--0%

Amerisource Bergen, Sr. Notes,

   8.125%, 9/1/2008                                                                              38,000  (b)              39,330

SPECIAL PURPOSE ENTITY--.4%

Meridian Funding, Notes,

   3.91%, 12/20/2005                                                                            790,000  (b)             789,604

TELECOMMUNICATIONS--4.1%

AT&T, Notes,

   6.50%, 3/15/2029                                                                             545,000                  481,880

AT&T Wireless Services, Sr. Notes,

   8.75%, 3/1/2031                                                                              123,000  (b)             136,777

British Telecommunications, Bonds,

   8.625%, 12/15/2030                                                                           877,000                1,016,641

Cable & Wireless Optus Finance Property, Notes,

   8%, 6/22/2010                                                                                665,000  (b)             736,393

Citizens Communications, Bonds,

   9%, 8/15/2031                                                                                516,000  (b)             539,725

Crown Castle International, Sr. Notes,

   9.375%, 8/1/2011                                                                             363,000                  333,053

Global Crossing Holdings, Notes,

   8.70%, 8/1/2007                                                                              333,000                  202,298

Level 3 Communications, Sr. Notes,

   9.125%, 5/1/2008                                                                             228,000                  107,730

Lucent Technologies, Deb.,

   6.45%, 3/15/2029                                                                              35,000                   23,975

Marconi, Bonds,

   8.375%, 9/15/2030                                                                          1,657,000                1,092,492

Metronet Communications, Sr. Discount Notes,

   0/9.95%, 6/15/2008                                                                           550,000  (g)             406,754

Nextel Communications, Notes,

   5.25%, 1/15/2010                                                                              60,000                   35,025


14


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Nextel Communications, Sr. Notes:

   9.375%, 11/15/2009                                                                           414,000                  319,815

   9.50%, 2/1/2011                                                                              325,000                  248,625

   0/10.65%, 9/15/2007                                                                          160,000  (g)             113,600

Nortel Networks:
   Conv. Bonds,

      6.125%, 2/15/2006                                                                          60,000                   52,800

   Asset Backed Securities,

      11.629%, 7/31/2011                                                                        267,000                  267,000

TeleCorp PCS, Notes,

   0/11.625%, 4/15/2009                                                                         240,000  (g)             153,000

Tritel PCS, Notes,

   10.375%, 1/15/2011                                                                           220,000                  199,100

Williams Communications Group, Sr. Notes,

   10.875%, 10/1/2009                                                                           619,000                  284,740

Worldcom, Bonds,

   8.25%, 5/15/2031                                                                           1,165,000                1,194,567

                                                                                                                       7,945,990

TRANSPORTATION--1.3%

American West Airlines Pass-Through Trust, Ctfs.,

   Ser. 1997, 1C, 7.53%, 1/2/2004                                                             2,347,747                2,354,426

US Airways, Ser. C, Notes,

   8.93%, 4/15/2008                                                                             117,407                  118,634

                                                                                                                       2,473,060

UTILITIES--1.0%

AES, Sr. Notes,

   9.375%, 9/15/2010                                                                            124,000                  127,720

Exelon Generation, Sr. Notes,

   6.95%, 6/15/2011                                                                             330,000  (b)             343,726

Long Island Lighting, Deb.,

   8.20%, 3/15/2023                                                                             438,000                  457,730

Mission Energy Holding, Notes,

   13.50%, 7/15/2008                                                                            420,000  (b)             438,900

TXU Electric Capital V, Bonds,

   8.175%, 1/30/2037                                                                            570,000                  591,981

                                                                                                                       1,960,057

WIRELESS EQUIPMENT--.1%

American Tower, Sr. Notes,

   9.375%, 2/1/2009                                                                             253,000                  237,820

Motorola, Deb.,

   6.50%, 11/15/2028                                                                             57,000                   46,693

                                                                                                                         284,513

                                                                                                                       The Fund 15

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OTHER--6.7%

Bear Stearns Commerical Mortgage Securities,

   Ser. 2001-TOP, Cl.A, 6.08%, 2/15/2035                                                      1,442,808                1,473,858

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl.A, 6.173%, 2/12/2016                                                       570,000  (b)             579,821

Chase Manhattan Bank-First Union National,

   Ser. 1999-1, Cl.A, 7.134%, 8/15/2031                                                         636,500                  673,568

CS First Boston Mortgage Securities:

   Ser. 1998-Cl.A, 6.26%, 5/17/2040                                                           1,282,414                1,326,593

   Ser. 1998-C1, Cl.C, 6.78%, 5/17/2040                                                       1,471,000                1,522,636

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl.A, 6.615%, 2/10/2016                                                    1,342,000                1,393,006

JP Morgan Commerical Mortgage Finance,

   Ser. 2000-C10, Cl.C, 7.537%, 8/15/2032                                                     1,370,000                1,480,748

NSCOR, Residential Mortgage Securities:

   Ser. 1997-11, B2, 7%, 8/25/2027                                                              334,472                  330,030

   Ser. 1998-2, B3, 6.50%, 2/25/2028                                                            720,803                  686,345

Residential Asset Securities,

   Ser. 2001, KS1, Cl. AI1, 5.593%, 7/25/2016                                                   527,171                  529,067

Residential Funding Mortgage Securities I,

  Pass-Through Cfts., Ser. 1996-S22,

   CI. M3, 8%, 10/25/2026                                                                     2,196,521                2,217,662

TIAA CMBS I Trust Commerical Mortgage,

   Ser. 1999-1, Cl.A, 7.17%, 1/15/2032                                                          757,553  (b)             799,286

                                                                                                                      13,012,620

U.S. GOVERNMENT & AGENCIES--11.8%

Federal Home Loan Mortgage Corp.,

  Real Estate Mortgage Investment Conduit,

   Ser. 1497, Cl.FF, 6.50%, 8/15/2021                                                         1,650,000                1,701,975

Federal National Mortgage Association, Sub. Notes:

   6.406%, 1/1/2011                                                                           1,342,349                1,382,829

   8%, 1/1/2030-11/1/2030                                                                     3,353,087                3,495,397

Government National Mortgage Association II,

  Adjustable Rate Mortgage:

      6.50%, 9/20/2031                                                                        1,151,500  (c)           1,158,328

      7%, 9/20/2031                                                                           2,305,000  (c)           2,357,577

      7.50%, 9/20/2031                                                                        4,030,500  (c)           4,158,952

Tennessee Valley Authority, Bonds:

   3.375%, 1/15/2007                                                                          1,169,000  (d)           1,305,395

   Ser.A, 5.625%, 1/18/2011                                                                     403,000                  401,195



16

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

U.S. Treasury Bonds:

   5.375%, 2/15/2031                                                                          3,802,000                3,806,448

   6.25%, 5/15/2030                                                                           1,315,000                1,471,248

U.S. Treasury Inflation Protection Securities,

   3.963%, 4/15/2029                                                                          1,000,000  (d)           1,172,440

U.S. Treasury Notes,

   5%, 8/15/2011                                                                                611,000                  619,255

                                                                                                                      23,031,039

TOTAL BONDS AND NOTES

   (cost $64,716,748)                                                                                                 64,369,306
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--4.2%
------------------------------------------------------------------------------------------------------------------------------------

COMMERICAL PAPER-2.4%

Philip Morris,

   3.69%, 9/4/2001                                                                            4,640,000                4,638,573

U.S. TREASURY BILLS- 1.8%

   3.53%, 9/6/2001                                                                            2,000,000  (e,f)         1,999,620

   3.44%, 9/13/2001                                                                           1,000,000  (e,f)           999,160

   3.53%, 10/4/2001                                                                             500,000  (e)             498,625

                                                                                                                       3,497,405

TOTAL SHORT-TERM INVESTMENTS

   (cost $8,134,828)                                                                                                   8,135,978
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $194,591,973)                                                            103.1%              201,131,443

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.1%)              (6,121,914)

NET ASSETS                                                                                       100.0%              195,009,529


(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF  1933.  THESE  SECURITIES  MAY  BE  SOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2001, THESE SECURITIES AMOUNT TO $7,605,396 OR 3.9% OF NET ASSETS.

(C)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(D)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(E)  PARTIALLY  HELD BY THE CUSTODIAN IN A SEGREGATED  ACCOUNT AS COLLATERAL FOR
     OPEN FINANCIAL FUTURES POSITIONS.

(F)  PARTIALLY HELD BY BROKERS AS COLLATERAL FOR OPEN SHORT POSITIONS.

(G)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                      The Fund 17

STATEMENT OF FINANCIAL FUTURES

August 31, 2001

                                                                                                                       Unrealized
                                                                Market Value                                         Appreciation
                                                                     Covered                                        (Depreciation)
                                            Contracts        by Contracts ($)                   Expiration       at 8/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG:

Standard & Poor's 500                              64              18,161,600               September 2001              (2,074,400)

U.S. Treasury 5 year Notes                        187              19,862,906               September 2001                  59,578

U.S. Treasury 10 year Notes                        24               2,573,250               September 2001                 (11,813)

FINANCIAL FUTURES SHORT:

U.S. Treasury 30 year Bonds                        81               8,588,531               September 2001                (104,812)

                                                                                                                        (2,131,447)

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF SECURITIES SOLD SHORT

August 31, 2001

COMMON STOCKS                                           Shares        Value ($)
--------------------------------------------------------------------------------

Electronic Data Systems                                 10,000         589,800

Sunguard Data                                           18,000         425,700

TOTAL SECURITIES SOLD SHORT (proceeds $1,140,850)                    1,015,500

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund 19


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           194,591,973   201,131,443

Cash                                                                    328,647

Receivable for investment securities sold                             1,299,548

Receivable from brokers for proceeds on securities sold short         1,140,850

Interest and dividends receivable                                       886,926

Receivable for futures variation margin--Note 4(a)                       73,316

Receivable for shares of Common Stock subscribed                         61,457

Prepaid expenses                                                         19,986

                                                                    204,942,173
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           113,326

Payable for investment securities purchased                           8,403,455

Securities sold short, at value
   (proceeds $1,140,850)--see statement                               1,015,500

Payable for shares of Common Stock redeemed                             258,484

Dividends payable on securities sold short                                1,500

Accrued expenses                                                        140,379

                                                                      9,932,644
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      195,009,529
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     190,152,314

Accumulated undistributed investment income--net                      1,642,825

Accumulated net realized gain (loss) on investments                  (1,318,983)

Accumulated net unrealized appreciation (depreciation)
   on investments [including ($2,131,447) net unrealized
   (depreciation) on financial futures]--Note 4(b)                    4,533,373
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      195,009,529
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      13,771,807

NET ASSET VALUE, offering and redemption price per share ($)              14.16

SEE NOTES TO FINANCIAL STATEMENTS.


20

STATEMENT OF OPERATIONS

Year Ended August 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             5,418,922

Cash dividends (net of $879 foreign taxes withheld at source)        1,396,885

TOTAL INCOME                                                         6,815,807

EXPENSES:

Management fee--Note 3(a)                                            1,199,516

Shareholder servicing costs--Note 3(b)                                 201,184

Professional fees                                                       63,663

Prospectus and shareholders' reports                                    50,242

Custodian fees--Note 3(b)                                               47,152

Registration fees                                                       23,792

Directors' fees and expenses--Note 3(c)                                 15,594

Dividends on securities sold short                                       1,500

Miscellaneous                                                            9,029

TOTAL EXPENSES                                                       1,611,672

INVESTMENT INCOME--NET                                               5,204,135
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Long transactions                                                 3,704,142

   Short sale transactions                                              46,168

Net realized gain (loss) on financial futures                       (4,097,171)

NET REALIZED GAIN (LOSS)                                              (346,861)

Net unrealized appreciation (depreciation) on investments
   [including ($2,112,494) net unrealized (depreciation)
   on financial futures]                                           (21,071,047)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (21,417,908)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (16,213,773)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund 21


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended August 31,
                                             -----------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,204,135            4,827,588

Net realized gain (loss) on investments         (346,861)            8,434,251

Net unrealized appreciation (depreciation)
   on investments                            (21,071,047)            9,377,900

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (16,213,773)           22,639,739
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (5,064,960)          (4,922,706)

Net realized gain on investments              (7,548,675)         (17,907,317)

TOTAL DIVIDENDS                              (12,613,635)         (22,830,023)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  62,126,555          54,508,634

Dividends reinvested                           12,263,493          22,248,309

Cost of shares redeemed                      (49,131,132)         (66,203,885)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            25,258,916           10,553,058

TOTAL INCREASE (DECREASE) IN NET ASSETS       (3,568,492)          10,362,774
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           198,578,021         188,215,247

END OF PERIOD                                 195,009,529         198,578,021

Undistributed investment income--net            1,642,825           1,503,650
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,103,430           3,393,326

Shares issued for dividends reinvested            828,740           1,423,419

Shares redeemed                               (3,254,969)          (4,119,745)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,677,201             697,000

SEE NOTES TO FINANCIAL STATEMENTS.


22

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended August 31,
                                                                 -------------------------------------------------------------------

                                                                 2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.42          16.51         15.19          18.15         15.13

Investment Operations:

Investment income--net                                         .39(a)         .41(a)         .42(a)           .47           .45

Net realized and unrealized
   gain (loss) on investments                                  (1.65)           1.54          2.43           (.88)         3.65

Total from Investment Operations                               (1.26)           1.95          2.85           (.41)         4.10

Distributions:

Dividends from investment income--net                           (.39)          (.43)          (.45)         (.46)          (.44)

Dividends from net realized gain
   on investments                                               (.61)         (1.61)         (1.08)        (2.09)          (.64)

Total Distributions                                            (1.00)         (2.04)         (1.53)        (2.55)         (1.08)

Net asset value, end of period                                  14.16         16.42          16.51         15.19          18.15
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (7.87)         12.62          19.37         (2.99)         28.06
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         .81            .96           .94            .91           .96

Ratio of interest expense
   and loan commitment fees
   to average net assets                                           --           .00(b)        .03             --            --

Ratio of net investment income
   to average net assets                                         2.60          2.54          2.62           2.76          2.71

Portfolio Turnover Rate                                        295.43        160.38        162.40         177.85        235.56
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                195,010       198,578       188,215        359,521       347,259

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Fund 23



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Balanced  Fund,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth and current income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securi-

24

ties market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $14,061 during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                                    The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and discounts on fixed income securities. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective September 1, 2001, is to increase or decrease accumulated net investment income with an offsetting increase or decrease to accumulated net unrealized appreciation (depreciation) on investments. This adjustment will therefore, have no effect on the net assets of the fund.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $90,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. This amount is calculated based on federal income tax regulations which may differ from
financial    reporting    in    accordance    with    accounting

26

principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2001, the fund was charged $51,278 pursuant to the transfer agency agreement.

                                                                    The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2001, the fund was charged $47,152 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) During the period ended August 31, 2001, the fund incurred total brokerage commissions of $245,687, of which $4,200 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended August 31, 2001:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       586,125,787          591,627,813

Short sale transactions                   1,200,821            2,387,839

     TOTAL                              587,326,608          594,015,652

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security

28

increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. Securities sold short at August 31, 2001 are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 2001 are set forth in the Statement of Financial Futures.

(B) At August 31, 2001, accumulated net unrealized appreciation on investments, securities sold short and financial futures was $4,533,373, consisting of $16,547,611 gross unrealized appreciation and $12,014,238 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Fund 29

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Balanced Fund, Inc., including the statements of investments, financial futures and securities sold short, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Fund, Inc. at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                              Ernst & Young LLP


New York, New York

October 12, 2001

30

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $.2120 per share as a long-term capital gain distribution of the $.7060 per share paid on December 1, 2000.

The fund also designates 17.97% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

                                                                    The Fund 31

NOTES


                        For More Information

                        Dreyfus Balanced Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                       Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  222AR0801